UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 8, 2005

HERCULES OFFSHORE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-51582	83-0402575
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

11 GREENWAY PLAZA, SUITE 2950 HOUSTON, TEXAS	77046
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 979-9300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 8, 2005, Hercules Offshore, Inc. (the “Company”) completed the acquisition of a fleet of liftboats and related assets from Danos Marine, Inc. (“DMI”) and Danos & Curole Marine Contractors, L.L.C. (“D&C”, and, together with DMI, “Danos”). The purchase price paid for the liftboats was $44 million. Three of the acquired liftboats are currently operating in the U.S. Gulf of Mexico and have leg lengths ranging from 130 to 230 feet. These liftboats are currently operating under short-term contracts. Four of the liftboats are operating in the waters offshore of Nigeria and have leg lengths from 130 to 170 feet. Danos will continue to operate these four vessels under an operating agreement with the Company until the Company has established its operations in Nigeria. This operating agreement expires in September 2006, and can be terminated earlier by the Company upon 30 days’ notice to Danos.

An additional liftboat, the Andre Danos, was damaged as a result of Hurricane Katrina. Danos is currently salvaging the vessel. The Company has agreed to reimburse Danos for up to $0.5 million of the salvage costs. The Company will also reimburse Danos for up to $1.5 million of the deductible amounts under Danos’ insurance policies covering the vessel. Once the vessel has been salvaged, Danos and its insurers will determine whether the vessel is a total loss or can be repaired. In the event that the Andre Danos is determined to be a total loss, the $44 million purchase price paid for the Danos liftboats will be reduced by the amount of insurance proceeds Danos recovers for such loss. If the vessel can be repaired, Danos will cause the vessel to be repaired, and will thereafter deliver the vessel to the Company without additional consideration from the Company.

A copy of the definitive Asset Purchase Agreement, dated as of September 17, 2005, among the Company and Danos was filed previously with the Securities and Exchange Commission and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 8, 2005, the Company issued a press release announcing that on November 8, 2005, it completed the acquisition of the liftboats from Danos. A copy of the press release is furnished as an exhibit to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit 99.1 shall be deemed to be “furnished” and not “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

In accordance with General Instruction B.2 of Form 8-K, the information set forth in exhibit 99.1 is deemed to be “furnished” and not “filed” for purposes of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Asset Purchase Agreement by and among Hercules Liftboat Company, L.L.C., Danos Marine, Inc. and Danos & Curole Marine Contractors, L.L.C., dated as of September 17, 2005 (filed as Exhibit 10.16 to the Company’s Amendment to Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission on September 22, 2005 and incorporated herein by reference).

99.1	—	Press release dated November 8, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: November 8, 2005	By:	/s/ Steven A. Manz,
Steven A. Manz,
Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Asset Purchase Agreement by and among Hercules Liftboat Company, L.L.C., Danos Marine, Inc. and Danos & Curole Marine Contractors, L.L.C., dated as of September 17, 2005 (filed as Exhibit 10.16 to the Company’s Amendment to Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission on September 22, 2005 and incorporated herein by reference).

99.1	—	Press release dated November 8, 2005.

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